Corporate Presentation August 2022 © Neoleukin Therapeutics. All Rights Reserved. EX-99.2

Forward Looking Statements Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, clinical development of its product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, properties of its product candidates, availability of data, the use and sufficiency of its cash resources, and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: whether results of early clinical trials or preclinical studies will be indicative of the results of future trials, the adequacy of any clinical models, uncertainties associated with regulatory review of clinical trials, its ability to identify or acquire additional clinical candidates, its ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates; further impacts of COVID-19, supply chain disruptions, or other global economic and geopolitical events on its operations; and other factors discussed in the “Risk Factors” section and elsewhere in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent reports as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. © Neoleukin Therapeutics. All Rights Reserved.2

© Neoleukin Therapeutics. All Rights Reserved.3 We use protein design to reinvent how therapies are created with a goal to meaningfully improve patients’ lives Neoleukin is a pioneer in de novo protein development, leveraging computational methods to create new therapies. This new approach has unlimited potential to treat human disease by improving on nature, designing for life. We are building a company with a vibrant and inclusive culture that we believe will make a meaningful impact for patients, our people and our community.

Neoleukin: Leader in *de novo* Protein Therapeutics

2018



NEOLEUKIN FOUNDED

Computational methods enable fully *de novo* protein design

Scientists and technology spun out of University of Washington

2019



MERGER COMPLETED

NASDAQ listing (NLTX) after merger with Aquinox

More than $140M raised through merger and follow-on offering

2020



FIRST IND SUBMITTED

First IND of fully *de novo* protein (NL-201)

Neoleukin scientists create second fully *de novo* protein (NL-CVX1)

2021


NEOLEUKIN
NL-201

PHASE 1 TRIAL INITIATED

First patients treated with fully *de novo* protein

Experienced drug-developers added in Clinical and Research

2022



MACHINE LEARNING

Machine learning/neural network technology enables rapid drug discovery

FUTURE



EXPAND *DE NOVO* PROTEIN PIPELINE

Multiple fully *de novo* molecules expected to enter development in oncology and autoimmune diseases

Innovative approaches to drug delivery, conditional activation, and affinity optimization to improve therapeutic index

4

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin THERAPEUTICS

Leadership Team



Jonathan Drachman, M.D.

Chief Executive Officer

PRIOR
CMO, EVP R&D
Seagen



Bill Arthur, Ph.D.

VP & Head of Research

PRIOR
Seagen
Merck & Co.



Priti Patel, M.D., M.S.

Chief Medical Officer

PRIOR
AstraZeneca
Acerta Pharma



Donna Cochener

General Counsel, SVP Legal

PRIOR
HomeStreet
Davis Wright Tremaine



Carl Walkey, Ph.D.

Senior VP, Corporate Development

PRIOR
Postdoctoral Fellow, UW-IPD



Sean Smith

VP, Finance

PRIOR
Aptevo Therapeutics
KPMG

5

@Neoleukin Therapeutics. All Rights Reserved.

neoleukin™ THERAPEUTICS

Better Therapies by Design Functional de novo proteins © Neoleukin Therapeutics. All Rights Reserved.6 2019 2020 • Scientific founders are world leaders in de novo protein design • Technology originated at University of Washington Institute for Protein Design • Exclusive license obtained for commercialization of NL-201 and other de novo protein assets

De Novo Protein Design • Amino acids are nature’s building blocks for proteins • The order they are arranged in determines how a protein folds, what it binds to, and what it does • Decades of research into protein folding, thermodynamics, and advances in computational power has resulted in the ability to design proteins that have never existed before © Neoleukin Therapeutics. All Rights Reserved.7 AMINO ACIDS PEPTIDE PROTEIN Neoleukin is leading the revolution in de novo protein therapeutics

Neoleukin™ *de novo* design methodology


IL-2R alpha
IL-2
IL-2R beta
IL-2R gamma


IL-2


IL-2
NL-201


NL-201

1. Develop an accurate structural model of target
2. Identify regions of intermolecular contact
3. Design an idealized topology
4. Assign optimal amino acid sequences

- High-resolution structural models of native ligand-receptor interactions guide design
- Iterative process from multiple scientific disciplines to refine designs
- Early methods focused on less complex structures

8
© Neoleukin Therapeutics. All Rights Reserved.

NL-201: *de novo* non-alpha IL-2/IL-15 agonist

Potent, stable, no bias toward Tregs or endothelial cells

14% Conserved sequence



Source: Silva et al. *Nature*, 565, 186-191 (2019)



α
βγ
Normalized response
1.0
0.8
0.6
0.4
0.2
0.0
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
Neoleukin-2/15
hIL-2

NL-201 is a de novo protein designed with no alpha subunit interaction and increased beta/gamma binding

9
© Neoleukin Therapeutics. All Rights Reserved.

NL-201: Durable Antitumor Activity at Well-tolerated Doses © Neoleukin Therapeutics. All Rights Reserved.10 0 7 14 21 28 35 0 1000 2000 3000 Study Day Tu m o r V o lu m e (m m 3 ) Re-Challenge Naive Treated 9 16 23 30 -5 0 5 10 15 20 25 30 Study Day % B o d yw ei g h t C h an g e Tolerability Vehicle NL-201 ** 9 16 23 30 37 44 51 58 65 72 79 0 25 50 75 100 Study Day % T u m o rs < 10 00 m m 3 Tumor Growth Inhibition 6/15 (40%) tumor-freeNL-201 aPD-1 aPD-L1 CT26 syngeneic murine colon cancer model • NL-201 is well-tolerated at therapeutic doses • Single-agent activity observed • Tumor-free mice reject CT26 upon re-challenge Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 Demonstrates Robust Single-Agent Activity in Multiple Tumor Models © Neoleukin Therapeutics. All Rights Reserved.11 • NL-201 was administered QWx2 when tumors reached ~100mm3 • Tumor growth inhibition (TGI) is reported in each graph vs. control. • NL-201 significantly inhibited tumor growth in all models, including those that are refractory to checkpoint inhibitors PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) Hepa1-6 (Liver) Day 24 90% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Tu m o r V o lu m e (m m 3 ) LL/2 (Lung) Day 35 64% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 MC38 (Colon) Day 21 88% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 EMT-6 (Breast) Day 28 62% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 CT26 (Colon) Day 21 78% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 Pan02 (Pancreatic) Day 52 60% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 H22 (Liver) Day 18 77% TGI (p<0.0001) PBS NL-201 0 1000 2000 3000 4000 Renca (Kidney) Day 23 53% TGI (p<0.01) PBS NL-201 0 1000 2000 3000 4000 5000 A20 (Lymphoma) Day 26 77% TGI (p<0.001) PBS NL-201 0 1000 2000 3000 4000 B16F10 (Melanoma) Day 18 34% TGI (p=0.01) PBS NL-201 0 1000 2000 3000 4000 5000 RM-1 (Prostate) Day 20 71% TGI (p<0.0001) PBS NL-201 1000 2000 3000 4000 B16BL6 (Melanoma) Day 22 28% TGI (p=0.008) Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

Similar Pharmacodynamic Response in ADA+ vs ADA- NHPs © Neoleukin Therapeutics. All Rights Reserved.12 Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 % K i6 7+ C D 8+ T C el ls (% o f to ta l C D 8+ ) CD8+ Proliferation (5mg/kg) 1st Dose 5th Dose ADA- ADA+ Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (50mg/kg) 1st Dose 5th Dose Pre 24 h 3d 5d 7d Pre 24 h 3d 0 20 40 60 80 100 CD8+ Proliferation (15mg/kg) 1st Dose 5th Dose Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201: High CD8:Treg and NK:Treg Ratios at Low Concentration © Neoleukin Therapeutics. All Rights Reserved.13 0 0.3 1.0 3.0 10 30 0 1 2 3 4 5 6 7 Treatment (ng/ml) % K i6 7+ C D 8: Tr eg CD8:Treg Proliferation IL-2 NL-201 *** **** **** *** 0 0.3 1.0 3.0 10 30 0 5 10 15 20 25 30 Treatment (ng/ml) % K i6 7+ N K :T re g NK:Treg Proliferation **** **** NL-201 vs IL-2: * p<0.05; ** p<0.01; *** p<0.001; **** p<0.0001 Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

De Novo Platform Potential: COVID-19

SARS-CoV-2 uses **ACE2** as a receptor to gain access to and infect cells


ACE2
Spike protein
Cell
Virus

NL-CVX1 - *de novo* ACE2 decoy:
- *Binds to SARS-CoV2 spike protein*
- *Inhibits viral infection in vitro*


ACE2
NL-CVX1
Spike protein
Cell
Virus

De Novo protein designed, tested, and optimized in the pre-clinical setting in ~10 weeks

14

© Neoleukin Therapeutics. All Rights Reserved.

Neo-5171: A computationally designed *de novo* protein inhibitor of IL-2 and IL-15 signaling



Increase affinity for IL2Rβ
Neo-5171
Disrupt the interaction with γc



Proliferation
Luminescence (RLU)
2000000
1500000
1000000
500000
0
10-4 10-3 10-2 10-1 100 101 102 103
Neo-5171 (nM)
Neo-5171 + 1 nM IL-2 *
Control

* In presence of 30 pM aCD3

- Potent inhibitor of CD8 T-cell proliferation and IFN-g production
- Resistant to proteases and low pH
- Less impact on T-regulatory cells

R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021

15

© Neoleukin Therapeutics. All Rights Reserved.

Neo-5171-Fc prolongs survival in a preclinical model of graft-vs-host disease (GVHD) © Neoleukin Therapeutics. All Rights Reserved.16 • Immunodeficient NSG mice were irradiated, received 107 human PBMC on Day -1 • Intraperitoneal dosing with Neo-5171-Fc q3d, beginning Day 0 • Mice were euthanized when experiencing >20% body weight loss • At high dose 62.5% of mice survived at study end (Day 42) R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021

Highly Selective De Novo Treg Expander and Activator • Highly tuned CD122/CD132 activator fused to Treg-targeting domain • Potential to specifically expand Tregs for the treatment of autoimmune diseases and inflammation • Finely tuned de novo protein to achieve optimal affinity and potency for specificity and cis-activation • Demonstrated ability to drive specificity by targeting de novo cytokine mimetics © Neoleukin Therapeutics. All Rights Reserved.17 Tuned IL-2 receptor agonist Treg binding domain

Evolution of Neoleukin™ De Novo Protein Technology Accelerating speed and accuracy © Neoleukin Therapeutics. All Rights Reserved.18 • New methodology combines machine-learning (ML) based sequence design and structure prediction with high-throughput screening. • ML-based methods enable more efficient protein design with higher success rates and using a fraction of the computing power. • We can now develop from a more expanded landscape of protein topologies that were not accessible by traditional methods. Predicted Structure In Silico Validation ML-based protein design High-throughput Screening Lead Optimization Fi tn es s

Adding Machine Learning to Protein Design Building the next generation of de novo proteins New methods are required to tackle more complex topologies © Neoleukin Therapeutics. All Rights Reserved.19 4-helix bundle Some cytokine families have complex structures

De Novo Split Technology: Conditionally Active IL-2 Mimetic



Neo-2/15 **Part-A**
Neo-2/15 **Part-B**
Reconstituted Neo-2/15
IL2-Rβ
IL2-Rɣ



Cell signaling
(murine CTLL2 cells)
Normalized pSTAT5 MFI
100
50
0
10^{-12}
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
Neo-2/15
Part A
Part B
Part A + B

Quijano-Rubio et. al., AACR Virtual Annual Meeting II, Abstract #1075, Jun 2020

20
© Neoleukin Therapeutics. All Rights Reserved.
neoleukin THERAPEUTICS

Targeted Split Neo-2/15 Increases Therapeutic Window



Percent Survival
100
50
0
0
10
20
30
40
50
2/5
tumor free
Days after tumor inoculation
PBS
αPDL1-Neo-2/15 (0.43 nmol)
Untargeted-Part A + Untargeted-Part B (8 nmol)
αPDL1-Part A + αPDL1-Part B (8 nmol)



Weight change D12
% Weight change
10
5
0
-5
-10
-15

- C57BL/6J mice bearing B16 PDL1Hi melanoma cells in flank
- All groups were co-treated biweekly with Ta99 mAb (150μg/mice)
- Targeted Neo-2/15 variants and Part-A fusions administered i.p.; Part-B fusions administered s.c. opposite flank of tumor

Quijano-Rubio et. al., AACR Virtual Annual Meeting II, Abstract #1075, Jun 2020

21

© Neoleukin Therapeutics. All Rights Reserved.

Pipeline © Neoleukin Therapeutics. All Rights Reserved.22 Program Mechanism Discovery Preclinical Development Phase 1 Oncology NL-201 IL-2/15 Agonist Solid Tumors IL-2/15 Agonist Heme Malignancies Neo-202 Next-gen IL-2/15 Agonist Neo-XX De Novo Cytokine Mimetic Undisclosed Target Neo-YY De Novo Cytokine Mimetic Undisclosed Target Inflammation Neo-5171 IL-2/15 Antagonist Autoimmune / Inflammatory Conditions Neo-TRA T-reg Agonist Autoimmune / Inflammatory Conditions NL-201 is believed to be the 1st de novo protein in clinic

NL-201 Phase 1 Monotherapy Trial in Patients with Solid Tumors

- IV, monotherapy in patients with relapsed or refractory solid tumors
- Part 1: Identify optimal dose and schedule; assess safety, PK, PD, and antitumor activity
- Part 2: Indication-specific expansion cohorts, including renal cell carcinoma and melanoma
- Continuing to dose escalate; interim dose escalation data expected in 2023



Part 1: Dose Escalation
Part 2: Dose Expansion
Screening (≤28 days)
Enrollment (D1)
Treatment Period
0.1 µg/kg n≥3
0.3 µg/kg n≥3
1 µg/kg n≥3
3 µg/kg n≥3
6 µg/kg n≥3
12 µg/kg n≥3
18 µg/kg n≥3
24 µg/kg n≥3
Sch. A: D1 of 21D cycle (Q3W)
Sch. B: D1 & D8 of 21-day cycle
Renal Cell (n=30)
Melanoma (n=30)
End of Treatment
Discontinuation prior to PD
Discontinuation due to PD
Radiological Follow-up
Long-term Follow-up

Intermediate doses have been approved by the DMC and are being explored.

23

© Neoleukin Therapeutics. All Rights Reserved.

NL-201: Broad Opportunity in Cancer • Solid tumor monotherapy trial ongoing • Combination dosing with pembrolizumab began May 2022 • Heme trial initiation pending outcome of safety data in dose escalation in solid tumors • Consider future opportunities to combine with monoclonal antibodies, cellular therapies and other standard-of-care agents • Potential advantages of NL-201 local administration presented at SITC 2021 © Neoleukin Therapeutics. All Rights Reserved.24

NL-201 Turns ‘Cold’ Tumors ‘Hot’ Augments inflammatory milieu in preclinical B16 melanoma model © Neoleukin Therapeutics. All Rights Reserved.25 TCRβ Sequencing Summary Mean (range) Total T cells Unique T cells Simpson Clonality Vehicle (n=5) 1,406 (358-2,708) 445 (196-807) 0.194 (0.106-0.411) Anti-PD-1 (n=5) 2,456 (987-4,713) 464 (314-775) 0.34 (0.138-0.57) NL-201 (n=5) 2,664 (1,578-3,816) 869 (611-1,064) 0.206 (0.11-0.292) NL-201 plus anti-PD-1 (co-admin) (n=5) 2,865 (1,504-3,456) 1,042 (536-1,486) 0.128 (0.073-0.165) 0 500 1000 1500 2000 ce ll co un ts ( ce lls /m g of tu m or ) CD8+IFNg+ T cells * * ** * 0 50 100 150 200 400 600 ce ll co un ts ( ce lls /m g of tu m or ) CD4+IFNg+ Th1 cells * * * ns 0 400 800 1200 1600 ce ll co un ts ( ce lls /m g of tu m or ) CD8+GrB+ T cells * * ** NL-201 • increases T-cell diversity in the tumor microenvironment • augments IFNg and granzyme B expression in T-cells • synergizes with anti-PD1 to inhibit tumor growth Mortales et. al, SITC 2021, Abstract #716, Nov 2021 Vehicle anti-PD-1 NL-201 NL-201 + anti-PD-1 (co-admin)

NL-201 Enhances Activity of Checkpoint Inhibitors in Preclinical Models

Combination with NL-201 in CPI-resistant syngeneic tumors

EMT-6 (Breast)



% Surviving
100
80
60
40
20
0
0
7
14
21
28
35
42
Study Day
7/9 tumor-free
Vehicle
αPD-1
NL-201
NL-201 + αPD-1

p=0.0029: αPD-1 vs NL-201 + αPD-1
p<0.0001: NL-201 vs NL-201 + αPD-1

Renca (Kidney)



% Surviving
100
80
60
40
20
0
0
7
14
21
28
35
42
Study Day
5/9 tumor-free
Vehicle
αPD-1 + αCTLA-4
NL-201
NL-201 + αPD-1 + αCTLA-4

p=0.0001: αPD-1 + αCTLA-4 vs NL-201 + αPD-1 + αCTLA-4
p=0.0006: NL-201 vs NL-201 + αPD-1 + αCTLA-4

NL-201: 90µg/kg QWx2
αPD-1: 10mg/kg BiWx6
αCTLA-4: 10gm/kg BiWx6

Treatment began when tumors reached ~90mm^3

26

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin THERAPEUTICS

Promising NL-201 Preclinical Combinations In Vivo

Enhanced antitumor activity with CAR-T cells and antibodies

RAJI Lymphoma Model



Tumor radiance
10^7
10^6
10^5
10^4
10^3
D-1
D6
D15
D22
D28
D35
D49
Days post T cell infusion

- NL-201 combined with a subcurative dose of CAR-T cells achieve deep tumor control and 100% survival
- NL-201 enhances intratumoral CD8:Treg ratios (~1000x vs. ~50x for IL-2)

Leung et. al, AACR Annual Meeting II, Abstract #2222, June 2020

B16 Melanoma Model



p<0.0001
p<0.05
5000
4000
3000
2000
1000
0
375µg/kg
TA99
NL-201
TA99 + NL-201

- NL-201 + TA99 (mAb) significantly improved tumor growth inhibition when combined

Walkey et. al, SITC 2020, Abstract #576, November 2020

27

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin THERAPEUTICS

NL-201 in Hematologic Malignancies: Preclinical Data



Percent Survival
100
75
50
25
0
0 30 60 90 120
Days post-SCT
PBS
NL-201
NL-201 + αNK1.1
NL-201 + αCD8
NL-201 + αCD4
**
***
**
***
*
**
T cells in BM (x10^5/fe
CD4
CD8
MM-controlled PBS
MM-relapsed PBS
NL-201
% in BM CD4+ T
FoxP3+

- NL-201 delays relapse in murine myeloma model following autologous stem cell transplant
- NL-201 induces expansion of cytotoxic CD8 T-cells and a decrease in T-regulatory CD4 cells in the bone marrow
- NL-201 treated mice had an increase in bone marrow T-cells expressing granzyme B and a decrease in the T-cell exhaustion phenotype
- Planning to initiate Phase 1 trial for NL-201 in patients with hematologic malignancies based on dosing and safety data expected from solid tumor trial

Minnie et al, American Society of Hematology 63rd Annual Meeting. Abstract 1609. December 2021

28

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin THERAPEUTICS

Intratumoral NL-201: Local and Distant Antitumor Control with Improved Tolerability



Mean Tumor Volume
Tumor Volume (mm³)
2500
2000
1500
1000
500
0
9
16
23
30
37
Study Day
Vehicle IT (R)
Vehicle IT (L)
10 µg IV (R)
10 µg IV (L)
2 µg IT (R)
2 µg IT (L)
10 µg IT (R)
10 µg IT (L)
Tolerability[a]
Percentage Change in Body Weight (%)
20
0
-20
* p=0.0466
** p=0.0081
* p=0.0184
** p=0.0036
Vehicle
2µg IT
10µg IV
10µg IT
Tumor Outgrowth
Proportion of Tumors <1000 mm³ (%)
100
50
0
9
16
23
30
37
44
51
58
65
Study Day
Vehicle (R)
Vehicle (L)
10 µg IV (R)
10 µg IV (L)
2 µg IT (R)
2µg IT (L)
10 µg IT (R)
10 µg IT (L)

- CT26 syngeneic tumor model with bilateral tumor implants
- IT (R only) or IV NL-201 administered qWx2
- 10 mcg IV exceeded 20% weight loss in some mice

Tatalick et al, SITC 2021, Abstract #898, November 2021

29

© Neoleukin Therapeutics. All Rights Reserved.

neoleukin™ THERAPEUTICS

Focusing Efforts to Preserve Cash Runway Financial Highlights • $116.5 million cash, cash equivalents, and short-term investments as of June 30, 2022 • Cash and cash equivalents expected to fund operations through 2023 • 42.6M common shares outstanding and 12.7M pre-funded warrants1 Cash Runway Focus • Goal to ensure adequate runway to support achievement of NL-201 clinical milestones through 2023 • Focused operating plan around core value driving activities • Reduced personnel growth to limit expenses © Neoleukin Therapeutics. All Rights Reserved.30 1. Warrants to purchase common shares 1:1 with an exercise price of $0.000001 as of June 30, 2022.

Improving on nature. Designing for life. © Neoleukin Therapeutics. All Rights Reserved.